SASCO 2005-GEL2
Credit Risk Manager Report
August 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by thirdparties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One     Executive Summary
Section Two     Prepayment Premium Analysis
Section Three   Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2
Executive Summary
August 2005

Transaction Summary

Closing Date:        04/29/2005
Servicer(s):         Aurora Loan Services, COLONIAL MORTGAGE GROUP, Inc.,
                     Ocwen Financial Services, Wells Fargo / ASC,
                     Wells Fargo Bank, N.A.
Mortgage Insurer(s): CA Housing Insurance Fund, General Electric Mortgage
                     Insurance, Mortgage Guaranty Insurance Corporation,
                     PMI Mortgage Insurance Co., Republic Mortgage
                     Insurance Company, United Guaranty Residential
                     Insurance Company
Delinquency Reporting
Method:              OTS*

Collateral Summary

                        Closing     7/31/05**      7/31/05
                          Date                     as a % of
                                                   Closing Date

Collateral Balance    $197,188,675  $144,018,075    73.03%
Loan Count                1,236       1,079         87.30%


* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.

Loan Level Analysis

Value Declines
Murrayhill identified three loans which have had value declines of more than $100,000 and 50 percent within this portfolio. All three of these loans entered foreclosure status in July 2005. Murrayhill asked the servicer to explain the reason for the large value decline. Below are details on these three loans.

Murrayhill Value  Value Decline  Estimated Loss*        Estimated**
ID         Date      Since    Estimated Loss Severity  Foreclosure
                  Origination                           Sale Date
6284401  $265,000 $295,000        $267,075                March
          7/12/05    53%             60%                   2006
6284002  $77,000  $101,000        $86,527                   May
          7/13/05    57%             65%                   2006
6284006  $199,000 $341,000        $295,410               November
          7/14/05    63%             66%                   2005

*Estimated Losses and Loss Severities are based on internal calculations. **Estimated foreclosure sale dates are based on state foreclosure timelines.

Hurricane Katrina

There are 18 properties within this security which are located in areas that have been designated as disaster areas as a result of Hurricane Katrina. Murrayhill will continue to monitor these loans to ensure the servicer follows its disaster relief policies. Below is a table detailing these loans.

Murrayhill  Property      Delinquency    UPB as of
ID          Location       Status as      7/31/05
                           of 7/31/05

6284028   Vicksburg, MS     60 Days     $105,660
6284000   Carriere, MS      90+ Days    $23,109
6285177   Brookhaven, MS    Current     $69,676
6284209   Vancleave, MS     Current     $149,813
6284089   Ocean Springs, MS Current     $351,708
6284032   Jackson, MS       Current     $148,960
6284428   Seminary, MS      Current     $71,466
6285147   Ponchatoula, LA   60 Days     $133,421
6284429   Hammond, LA       Foreclosure $63,649
6283974   Grand Isle, LA    Current     $13,285
6285134   New Orleans, LA   Current     $79,404
6284275   Metairie, LA      Current     $811,486
6284158   Metairie, LA      Current     $197,428
6284093   Baton Rouge, LA   Current     $86,965
6284505   Shreveport, LA    Current     $155,478
6284447   Prairieville, LA  Current     $83,246
6284430   Gulf Shores, AL   Current     $82,840
6285180   Mobile, AL        Current     $134,293

2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics

                                Loan Count  Summed Balance

Early Payment Defaults *             2         $480,457
Suspect Original Appraisals **       0            $0
Multiple Loans to One Borrower      22        $3,821,462

* A default that occurs within the first, second, or third scheduled payments due
** Large value declines caused by an inflated original appraisal


Second Lien Statistics

                                Loan Count   Summed Balance

Total Outstanding Second Liens     300        $7,187,905
30 Days Delinquent                  19        $566,201
60 Days Delinquent                   2        $33,452
90+ Days Delinquent                  6        $109,989

Delinquencies
                             30   60   90+   F    R
As Reported on Remittance:   65   18   12    28   0
As Reported by the Servicer: 65   17   13    28   0
Difference*:                  0    1    1     0   0

Prepayments

Distribution   Beginning      Total        Percentage of
Date           Collateral     Prepayments  Prepayment
               Balance
8/25/2005     $151,320,724    $6,109,595     4.04%
7/25/2005     $158,638,392    $6,948,360     4.38%
6/25/2005     $164,170,556    $5,150,647     3.14%

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 8/25/2005 remittance, seven loans were paid off with active prepayment flags, all of which had premiums remitted totaling $55,754. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in July 2005.

2005 The Murrayhill Company. All Rights Reserved.

Loss Analysis
As of the 8/25/2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Prepayments
Mortgage Data Through: July 31, 2005

Total Cash Flows
                                      8/25/05   7/25/05   6/25/05   5/25/05
Remitted by Servicers                 $55,754   $44,449   $40,520   $14,719
Remitted by Trustee                   $55,754   $44,449   $49,903   $14,719
Difference                            $0        $0        $9,383    $0

Total Collections by the Servicer
                                      8/25/05   7/25/05   6/25/05   5/25/05
Total Paid-Off Loans (A)                35        47        33        35
Total Paid-Off Loans with Flags          7         7         3         4

Exceptions
Expired Prepayment Clauses               0         0         0         0
Liquidations (charge-offs,
short sale, REO)                         0         0         0         0
Acceleration of Debt                     0         0         0         0
Note did not Allow                       0         0         0         0
Total Exceptions                         0         0         0         0

Other Exceptions
Prohibited under State Statutes          0         0         0         0

Loans with Active Prepayment             7         7         3         3
Premiums with Remitted Premiums ( B )

Loans without Prepayment                 0         0         1         0
Flags with Remitted Premiums

Total Loans with Remitted                7         7         4         3
Prepayment Premiums ( C )

Loans with Active Prepayment             7         7         3         4
Premiums ( D )
Premiums Remitted for Loans with Active  100%     100%     100%       75%
Prepayment Flags (B/D)

Total Loans with Remitted Premiums (C/D) 100%     100%     133%       75%

Total Loans with Remitted Premiums to   20.00%   14.89%   12.12%     8.57%
the Total Paid-Off Loans (C/A)

2005 The Murrayhill Company. All Rights Reserved.

Murrayhill State  Del.   Orig.  PPP   Exp.    Payoff   Premium   % of Premium

    ID           String  Date   Flag  Date    Balance  Remitted  to Payoff
                                                                 Balance
6284206     FL    CCC0  12/1/04  1   12/1/05   $242,054 $12,103     5%
6284444     CA    CCC0   5/4/04  2    5/4/06   $439,090 $12,243     3%
6285146     FL      60 10/22/04  2  10/22/06   $133,163 $4,265      3%
6285090     CA    CCC0 11/19/04  2  11/19/06   $388,372 $10,861     3%
6284214     NV    CCC0 10/20/04  3  10/20/07   $177,936 $8,897      5%
6284343     CA    CCC0  3/10/03  5   3/10/08   $139,285 $4,431      3%
6285086     WA    CCC0  8/16/04  5   8/16/09   $114,044 $2,955      3%

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Balance Over Time
Mortgage Data Through: July 31, 2005

AsOfDate  30 Days   60 Days	90 Days	      FC	REO
4/30/05	$4,254,844  $1,694,330	$0	   $1,372,214	$0
5/31/05	$5,711,814  $2,724,481	$716,842   $1,507,109	$0
6/30/05	$6,314,300  $3,172,273	$1,029,059 $2,032,257	$0
7/31/05	$7,448,312  $3,394,077	$990,905   $4,669,835	$0

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Count Over Time
Mortgage Data Through: July 31, 2005

AsOfDate 30 Days  60 Days  90 Days  FC	REO
4/30/05	   44	    15	     0	     8	 0
5/31/05	   45	    29	     9	     8	 0
6/30/05	   51	    19	    11	    16	 0
7/31/05	   65	    17	    13	    28	 0

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Conditional Prepayment Rates
Mortgage Data Through: July 31, 2005

Date	Distribution  CPR    3-Month MA	 6-Month MA  12-Month MA
           Date
7/31/05	  8/25/05    39.11%   37.71%
6/30/05	  7/25/05    41.72%
5/31/05	  6/25/05    31.89%
4/30/05	  5/25/05    38.96%

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Historical SDA Performance
Mortgage Data Through: July 31, 2005

         Weighted   Default  Monthly    CDR    SDA      SDA
Date	Average Age   Amt    Default   (F-R)   Curve	 %
                              Rate
7/31/05	  49.12	      $0     0.00%     0.00%  0.60%	 0%
6/30/05	  44.75	      $0     0.00%     0.00%  0.60%	 0%
5/31/05	  43.94	      $0     0.00%     0.00%  0.60%	 0%
4/30/05	  43.00	      $0     0.00%     0.00%  0.60%	 0%

Averages: 45.20	      $0     0.00%     0.00%  0.60%	 0%

2005 The Murrayhill Company. All Rights Reserved.